soundshorefund.com	1 (800) 551-1980

September 30, 2024

Dear Investor:

The Sound Shore Fund Investor Class (SSHFX) and Institutional Class (SSHVX) advanced 6.70% and 6.74%, respectively in the third quarter of 2024 ahead of the Standard & Poor’s 500 Index (S&P 500) which advanced 5.89% and trailing the Russell 1000 Value Index (Russell Value) which advanced 9.43%. Stepping back a bit, our year-to-date returns of 21.07% for SSHFX and 21.22% for SSHVX remain ahead of the Russell Value’s return of 16.68% and trail the S&P 500’s return of 22.08%. The three year annualized advances for SSHFX of 10.08% and for SSHVX of 10.29% were also ahead of the Russell Value’s 9.03% and trailed the S&P 500’s 11.91%. As long-term investors, we highlight that Sound Shore’s 35 year annualized returns of 10.00% and 10.29%, for SSHFX and SSHVX respectively, as of September 30, 2024, were ahead of the Russell Value at 9.71% and behind the S&P 500 at 10.59%.

We are required by FINRA to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

After months of speculation about when and how much, the Fed cut interest rates in September by 50 basis points. Lower rates proved a respite for the “bond proxy” utility and real estate sectors, as they finished higher while energy, and believe it or not, technology stocks lagged on signs of slower industrial activity. Election cycles often can manifest a defensive stock market and despite higher equity returns, we are seeing that play out with recent sector performance. Meanwhile, from the bottom up, companies are increasingly getting credit from the market for creating their own tailwinds, which matches well with our stock-specific strategy. As a result, the market continued to broaden and our returns were similarly driven by stocks in a variety of industries, some of which we detail below.

For example, global gold and copper miner Barrick Gold rose after posting earnings that topped forecasts driven by improved cost performance as well as higher metals prices. We initiated our investment earlier this year when the stock was trading at below normal price to earnings and price to book valuations. The depressed valuation was largely due to long-term issues driven by poor acquisitions and shorter-term inflationary pressures that had been a drag on profitability. Following Barrick’s 2019 merger with Randgold, the latter’s senior management team took the reins and have since streamlined and optimized the company’s once sprawling asset base. Today, Barrick is set to improve operations and drive organic growth which, along with a better price environment, we believe should improve returns on capital. Bolstered by a nearly debt-free balance sheet and strong free cash flows, the company is well positioned to increase dividends, share buybacks and improve its valuation.

Similarly, a strong earnings report helped advance life science tools leader Avantor. Improved margins and growth in its bioprocessing business drove the earnings beat. The company is near the end of an inventory correction related to supply chain disruptions during the pandemic. Returning to growth will showcase the quality of Avantor’s business. Avantor enjoys greater than 85% of revenues in typically steady consumables and services businesses. Trading at a discount to peers at 17 times normalized earnings, the company remains a full position.

In recent letters we have discussed the resurgence of nuclear power as a base load electricity source and the opportunities our team has uncovered in the power generation space. Public Service Enterprise Group, better known as PSE&G, is another example and one of our strongest contributors for the three-month period. The company is a “hybrid” regulated utility and unregulated nuclear power generator that we were able to purchase at an attractive price relative to its earning power. PSE&G’s well managed, regulated utilities provide consistent returns that we expect will grow steadily with their rate bases. As well, we believe there is unappreciated value in their nuclear plants which sit in an unregulated subsidiary that can capture the upside potential of increased power prices. Carbon-free and reliable electricity commands a premium in the marketplace, as seen in recently announced 20-year long data center sales contracts by peer companies. Presently, PSE&G is in discussions to do the same. Our projections estimate this provides a 20% or more upside to earnings for PSE&G from here over the next few years.

Meanwhile, detractors of note for the quarter were connected by a common theme: signs of a slowing economy. NXP Semiconductors, a leading chip maker for the auto industry, was lower on uncertain auto demand and package hauler FedEx lagged on muted volume trends. Importantly, both of these companies have ways to increase earnings outside of the business cycle, but are not entirely immune to the recent slowdown. Business cyclicality requires investor patience and a long-term perspective - we have both.

Looking ahead, the US elections and Federal Reserve action will likely top a litany of factors on investors’ minds. As always, we look for more than one way to win by focusing on attractively priced, out-of-favor stocks where managements are building value not yet recognized by “Wall Street.” We are encouraged that stock performance based upon company- specific fundamentals seems to be more characteristic of recent markets as the adjustment to higher interest rates continues apace. We note that at September 30, 2024 Sound Shore’s portfolio had a forward price-earnings multiple of 11.5 times consensus, a meaningful discount to the S&P 500 at 21.5 times and the Russell Value at 16.5 times, despite strong balance sheets and free cash flow.

Be sure to visit our website to access recent interviews and videos featuring members of Sound Shore’s investment team:

https://soundshorefund.com/insights-news/. Sincerely,

SOUND SHORE MANAGEMENT, INC.

Important Information

Performance data quoted represents past performance and is no guarantee of future results. The Fund’s Investor Class 1, 5, and 10-year average annual total returns for the period ended September 30, 2024 were 36.12%, 12.89%, and 9.05%, respectively. The Fund’s Institutional Class 1, 5, and 10-year average annual total returns for the same period were 36.37%, 13.10%, and 9.24%, respectively. The Standard & Poor’s 500 Index 1, 5, and 10-year average annual total returns for the same period were 36.35%, 15.98%, and 13.38%, respectively. The Russell 1000 Value Index 1, 5, and 10-year average annual total returns for the same period were 27.76%, 10.69%, and 9.23%, respectively. Fund returns assume the reinvestment of all dividend and capital gain distributions. As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.96% for the Investor Class and 0.86% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2025. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements).

The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an Index. Data presented reflects that of the underlying holdings of the Fund, not of the Fund itself. FCF (Free Cash Flow) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Basis Point is one hundredth of one percent. Price-to-earnings (P/E) ratio is the proportion of a company’s share price to its earnings per share. Price-to-book (P/B) ratio measures the market’s valuation of a company relative to its book value. Forward P/E (estimated price-to-earnings) is a measure of the P/E using forecasted earnings for the P/E calculation.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 9/30/24: Avantor, Inc.: 2.91%; Barrick Gold Corporation: 2.97%; FedEx Corporation: 1.85%; NXP Semiconductors NV: 1.95%; Public Service Enterprise Group Inc.: 2.35%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations. The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.

The views in this letter were those of the Fund managers as of 9/30/24 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)

SEPTEMBER 30, 2024

	Share Amount	Value
Common Stock (96.5%)(a)
Communication Services (2.8%)
The Walt Disney Co.	303,045	$29,149,899
Consumer Discretionary (10.6%)
Bath & Body Works, Inc.	786,530	25,106,037
General Motors Co.	677,540	30,380,894
Lennar Corp., Class A	115,070	21,573,324
PVH Corp.	316,760	31,938,911
		108,999,166
Consumer Staples (4.8%)
The Kraft Heinz Co.	601,235	21,109,361
The Kroger Co.	488,775	28,006,807
		49,116,168
Energy (7.8%)
Baker Hughes Co.	634,560	22,939,344
Coterra Energy, Inc.	1,303,500	31,218,825
Kinder Morgan, Inc.	1,186,710	26,214,424
		80,372,593
Financials (17.2%)
Berkshire Hathaway, Inc., Class B(b)	42,475	19,549,543
Capital One Financial Corp.	241,070	36,095,411
Fidelity National Information Services, Inc.	359,165	30,080,069
PayPal Holdings, Inc.(b)	345,600	26,967,168
Wells Fargo & Co.	569,135	32,150,436
Willis Towers Watson PLC	110,575	32,567,655
		177,410,282

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

SEPTEMBER 30, 2024

	Share Amount	Value
Health Care (30.1%)
Avantor, Inc.(b)	1,159,110	$29,986,176
Cardinal Health, Inc.	168,910	18,667,933
Centene Corp.(b)	274,875	20,692,590
CVS Health Corp.	368,460	23,168,765
Elevance Health, Inc.	39,345	20,459,400
GE HealthCare Technologies, Inc.	245,805	23,068,799
Hologic, Inc.(b)	332,745	27,105,408
Incyte Corp.(b)	194,325	12,844,883
Merck & Co., Inc.	170,320	19,341,539
Organon & Co.	1,630,380	31,189,169
Perrigo Co. PLC	870,395	22,830,461
Pfizer, Inc.	866,020	25,062,619
Teva Pharmaceutical Industries, Ltd., ADR(b)	1,970,620	35,510,572
		309,928,314
Industrials (3.8%)
FedEx Corp.	69,430	19,001,602
Huntington Ingalls Industries, Inc.	76,305	20,173,516
		39,175,118
Information Technology (8.7%)
Check Point Software Technologies, Ltd.(b)	107,913	20,806,706
Flex, Ltd.(b)	761,310	25,450,593
NXP Semiconductors NV	83,565	20,056,436
Oracle Corp.	136,100	23,191,440
		89,505,175

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

SEPTEMBER 30, 2024

	Share Amount	Value
Materials (5.4%)
Barrick Gold Corp.	1,537,435	$30,579,582
CF Industries Holdings, Inc.	285,295	24,478,311
		55,057,893
Utilities (5.3%)
Public Service Enterprise Group, Inc.	270,905	24,167,435
Vistra Corp.	259,395	30,748,683
		54,916,118
Total Common Stock (96.5%) (cost $716,599,134)		993,630,726

Short-Term Investments (3.5%)
Money Market Fund (3.5%)
First American Government Obligations Fund, Class X, 5.22%(c)	35,573,016	35,573,016
Total Short-Term Investments (3.5%) (cost $35,573,016)		35,573,016
Investments, at value (100.0%) (cost $752,172,150)		$1,029,203,742
Other Assets Less Liabilities (0.0%)(d)		425,374
Net Assets (100.0%)		$1,029,629,116

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Percentage disclosed reflects the money market fund’s class X shares 7-day yield as of September 30, 2024.
(d)	Amount represents less than 0.05% of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

SEPTEMBER 30, 2024

1.	Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 15, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2.	Significant Accounting Policies

This schedule of investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represents the significant accounting policies of the Fund:

a. Security Valuation

Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value (“NAV”).

Pursuant to Rule 2a-5 under the Investment Company Act, the Board has designated Sound Shore Management, Inc. (the "Adviser"), as the Fund's valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the oversight of the Board and certain reporting and other requirements intended to provide the Board the information needed to oversee the Adviser's fair value determinations. The Adviser is responsible for determining the fair value of investments for which market quotations are not readily available in accordance with policies and procedures that have been approved by the Board. Under these procedures, the Adviser convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value. The Board has approved the Adviser’s fair valuation procedures as a part of the Fund’s compliance program and will review any changes made to the procedures.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

SEPTEMBER 30, 2024

The Adviser provides fair valuation inputs pursuant to its fair valuation procedures if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Adviser under the Adviser’s fair valuation procedures. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of September 30, 2024:

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

SEPTEMBER 30, 2024

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$993,630,726	$–	$–	$993,630,726
Short-Term Investments	35,573,016	–	–	35,573,016
Total Investments	$1,029,203,742	$–	$–	$1,029,203,742

At September 30, 2024, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

b. Security Transactions

Security transactions are recorded on a trade date basis.

3.	Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued. Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the schedule of investments as of the date the schedule of investments were issued.

[INTENTIONALLY LEFT BLANK]

Investment Adviser

Sound Shore Management, Inc. Greenwich, Connecticut

Administrator Apex Fund Services Portland, Maine

Distributor

Foreside Fund Services, LLC Portland, Maine www.acaglobal.com

Transfer and Distribution Paying Agent

Apex Fund Services Portland, Maine

Custodian

US Bank, N.A.

Milwaukee, Wisconsin

Fund Counsel

Sullivan and Worcester LLP New York, New York

Independent Registered Public Accounting Firm Cohen & Company, Ltd. Philadelphia, Pennsylvania

207-QR-0924

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

Three Canal Plaza

Portland, ME 04101

www.soundshorefund.com

(800) 551-1980

Quarterly Letter to Shareholders (Unaudited) SEPTEMBER 3 0 , 2 0 2 4